EXECUTION COPY



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                  as Purchaser,

                                       and

                         RESIDENTIAL FUNDING CORPORATION

                                    as Seller


                       HOME EQUITY LOAN PURCHASE AGREEMENT

                          Dated as of December 29, 2005

                                Home Equity Loans


                                TABLE OF CONTENTS

                                                                                                           Page
ARTICLE I         DEFINITIONS...............................................................1

        Section 1.1       Definitions.......................................................1

ARTICLE II        SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS..........................2

        Section 2.1       Sale of Home Equity Loans.........................................2

        Section 2.2       Payment of Purchase Price.........................................5

        Section 2.3       Reserved..........................................................6

        Section 2.4       Variable Funding Notes on or after the Closing Date...............6

        Section 2.5       Draws After an Amortization Event.................................6

ARTICLE III       REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH.......................7

        Section 3.1       Seller Representations and Warranties.............................7

ARTICLE IV        SELLER'S COVENANTS.......................................................20

        Section 4.1       Covenants of the Seller..........................................20

ARTICLE V         SERVICING................................................................20

        Section 5.1       Servicing........................................................20

ARTICLE VI        INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE HOME EQUITY LOANS......20

        Section 6.1       Limitation on Liability of the Seller............................20

ARTICLE VII       TERMINATION..............................................................21

        Section 7.1       Termination......................................................21

ARTICLE VIII      MISCELLANEOUS PROVISIONS.................................................21

        Section 8.1       Amendment........................................................21

        Section 8.2       GOVERNING LAW....................................................21

        Section 8.3       Notices..........................................................21

        Section 8.4       Severability of Provisions.......................................22

        Section 8.5       Relationship of Parties..........................................22

        Section 8.6       Counterparts.....................................................22

        Section 8.7       Further Agreements...............................................22

        Section 8.8       Intention of the Parties.........................................22

        Section 8.9       Successors and Assigns; Assignment of This Agreement.............22

        Section 8.10      Survival.........................................................23

        Section 8.11      Credit Enhancer as Third-Party Beneficiary.......................23

                                    EXHIBITS

Exhibit 1......       Group I Loan Schedule
Exhibit 2......       Group II Loan Schedule
Exhibit 3......       Standard & Poor's Predatory Lending Categories

               This HOME EQUITY LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of December 29, 2005, is made between Residential Funding Corporation (the "Seller") and Residential Funding Mortgage Securities II, Inc. (the "Purchaser").

                              W I T N E S S E T H :
                               - - - - - - - - - -

               WHEREAS, the Seller owns Cut-off Date Loan Balances and the Related Documents for the fixed-rate, closed-end home equity mortgage loans (the "Group I Loans") indicated on the Group I Loan schedule, attached as Exhibit 1 hereto (the "Group I Loan Schedule"), the adjustable rate, revolving credit loans (the "Group II Loans" and, together with the Group I Loans, the "Home Equity Loans") indicated on the Group II Loan schedule, attached as Exhibit 2 hereto (the "Group II Loan Schedule"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Home Equity Loans;

               WHEREAS, the parties hereto desire that the Seller sell the Cut-off Date Loan Balances of the Home Equity Loans to the Purchaser pursuant to the terms of this Agreement together with the Related Documents on the Closing Date, and thereafter all Additional Balances created on or after the Cut-off Date;

               WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Home Equity Loans directly or through one or more Subservicers;

               WHEREAS, pursuant to the terms of the Trust Agreement, the Purchaser will sell the Home Equity Loans to the Issuer in exchange for the cash proceeds of the Securities;

               WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates; and

               WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes, secured by the Home Equity Loans.

               NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

                                   DEFINITIONS

Section  1.1....Definitions.  For all purposes of this Home Equity Loan Purchase
Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of the date hereof (the "Indenture"), between Home Equity Loan Trust 2005-HSA1, as Issuer and JPMorgan Chase Bank, N.A., as Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

ARTICLE II

                SALE OF HOME EQUITY LOANS AND RELATED PROVISIONS

Section 2.1....Sale of Home Equity Loans.

(a) The Seller, by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Home Equity Loans (including without limitation the Cut-off Date Loan Balances and all Additional Balances created on and after the Cut-off Date; provided, however, that following the occurrence of an Amortization Event, any subsequent loan balance represented by each Draw and interest thereon will not be deemed transferred to the Issuer, and the Seller (in such event) shall retain ownership of each loan balance represented by each such Draw made thereafter and interest thereon), all interest accruing thereon and all collections in respect thereof received on or after the Cut-off Date;
(ii) property which secured a Home Equity Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Home Equity Loans; and (iv) all proceeds of the foregoing; provided, however, that the Purchaser does not assume the obligation under each Loan Agreement relating to a Group II Loan to fund Draws to the Mortgagor thereunder, and the Purchaser shall not be obligated or permitted to fund any such Draws, it being agreed that the Seller will retain the obligation to fund future Draws. Such conveyance shall be deemed to be made:
(1) with respect to the Cut-off Date Loan Balances,  as of the Closing Date; and
(2) with respect to the amount of each Additional Balance created on or after the Cut-off Date, as of the later of the Closing Date and the date that the corresponding Draw was made pursuant to the related Loan Agreement, subject to the receipt by the Seller of consideration therefor as provided herein under clause (b) of Section 2.2.

(b) In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Closing Date with respect to the Loan Balance of the Home Equity Loans to indicate in its books and records that the Home Equity Loans have been sold to the Purchaser pursuant to this Agreement and to deliver to the Purchaser the Group I Loan Schedule, and the Group II Loan Schedule. Such Group I Loan Schedule and Group II Loan Schedule shall be marked as Exhibit 1 and Exhibit 2, respectively, to this Agreement and are hereby incorporated into and made a part of this Agreement.

(c) In connection with such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the respective Custodian, on or before the Closing Date, the following documents or instruments with respect to each Home Equity Loan:

(i) the original Mortgage Note, including the related Loan Agreement, endorsed without recourse to the Indenture Trustee and showing an unbroken chain of endorsement from the originator thereof to the Person endorsing it or, with respect to any Home Equity Loan as to which the original Mortgage Note has been permanently lost, misplaced or destroyed and has not been replaced, a Lost Note Affidavit from the Program Seller or the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) the original Mortgage, noting the presence of the MIN of the Home Equity Loan and language indicating that the Home Equity Loan is a MOM Loan if the Home Equity Loan is a MOM Loan, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of such Mortgage with evidence of recording indicated thereon in the event the recording office keeps the original or if the original is lost, or if the original or a copy of the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage;

(iii) unless the Home Equity Loan is registered on the MERS(R) System, assignments (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage recorded to "JPMorgan Chase Bank, N.A. as indenture trustee" c/o the Seller (or to MERS, if the Home Equity Loan is registered on the MERS(R) System and noting the presence of a MIN) at an address specified by the Seller;

(iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or a copy of such intervening assignment, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment; and

(v) a copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Home Equity Loan.

               Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, the Custodian shall notify the Master Servicer of any document or documents constituting a part of a Mortgage File which are missing or defective in respect of the items reviewed as described in Section 2.3(b) of the Custodial Agreement; provided, that if the defect or missing item with respect to a Home Equity Loan related to such Mortgage File is listed on Schedule A of Exhibit 1 of the Custodial Agreement, no notification shall be necessary. As set forth in Section 2.3 of the Custodial Agreement, the Custodian shall deliver to the Indenture Trustee and the Credit
Enhancer a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to this Subsection 2.1(c) have been executed and received and that such documents relate to the Home Equity Loans identified on the Group I Loan Schedule or Group II Loan Schedule, except for any exceptions listed on such Interim Certification. If such omission or defect materially and adversely affects the interests in the related Home Equity Loan of the Noteholders or the Credit Enhancer, the Master Servicer shall promptly notify the Seller (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording or if such assignment is not required to be recorded pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Home Equity Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Home Equity Loan upon the same terms and conditions set forth in Section 3.1(d) hereof for breaches of representations and warranties as to the Home Equity Loans. With respect to any missing Mortgage Notes or Loan Agreements referred to in Subsections 3.1(b)(xxxi) or 3.1(c)(xxxiv), the Seller shall have 60 days from the Closing Date to deliver the documents referred to in this Subsection 2.1(c). If such documents have not been delivered within 60 days, the Seller shall repurchase the related Home Equity Loan or substitute an Eligible Substitute Loan for the related Home Equity Loan upon the same terms and conditions set forth in Section 3.1(d) hereof for breaches of representations and warranties as to the Home Equity Loans.

               Within 60 days after the receipt by the Master Servicer of the recording information necessary to complete the recording of each of the assignments referred to in clause (iii) above, the Seller at its own expense shall complete, or cause to be completed, in the name of the Indenture Trustee, and shall submit each such assignment for recording in the appropriate public office for real property records each of the assignments referred to in clause
(iii) above. While such assignment to be recorded is being recorded, the Custodian shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such assignment to be recorded in accordance with this paragraph. Notwithstanding the foregoing, as to any Home Equity Loan where the Seller is the assignee of record of the Mortgage, the assignment referred to in clause (iii) above shall not be required to be completed and submitted for recording (a) if an Opinion of Counsel is provided in form and substance satisfactory to the Credit Enhancer and to each Rating Agency, to the effect that such recordation of the assignment referred to in clause (iii) above (completed in the name of the Indenture Trustee) is not required (i) to effect the sale and conveyance of the Home Equity Loan by the Seller to the Depositor and by the Depositor to the Issuer, or the granting and perfecting of the security interest in the Home Equity Loan to the Indenture Trustee as provided in the Indenture or (ii) to defeat any ownership, security interest or other adverse claim to the Home Equity Loan by any creditor of the Seller or the Depositor by any purported transferee of such Home Equity Loan in a purported transfer thereof by the Seller or the Depositor subsequent to such sale and conveyance or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns.

               In instances where an original Mortgage or any original intervening assignment of Mortgage was not, in accordance with clause (ii) or
(iv) above, delivered by the Seller to the Custodian prior to or concurrently with the execution and delivery of this Agreement, the Seller will deliver or cause to be delivered the originals of such documents to such Custodian promptly upon receipt thereof.

               In connection with the assignment of any Home Equity Loan registered on the MERS(R) System, the Purchaser further agrees that it will cause, at the Purchaser's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Home Equity Loan has been assigned by the Purchaser to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders by including (or deleting, in the case of Home Equity Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific Indenture Trustee and (b) the code in the field "Pool Field" which identifies the series of the Notes issued in connection with such Home Equity Loans. The Purchaser further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Home Equity Loan during the term of this Agreement unless and until such Home Equity Loan is repurchased in accordance with the terms of this Agreement.

               The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property, conveyed to it pursuant to this Section 2.1.

(d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Home Equity Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Home Equity Loans and all accounts, chattel papers, general intangibles, payment intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Home Equity Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Minnesota or Delaware (which shall have been submitted for filing as of the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Purchaser's interests in each Home Equity Loan and the proceeds thereof.

Section 2.2....Payment of Purchase Price.

(a) The "Purchase Price" for the Home Equity Loans (including the Additional Balances) shall be (1) an amount equal to $278,404,323.36 for the Home Equity Loans, in immediately available funds, together with the Certificates, in respect of the Cut-off Date Loan Balances thereof and (2) in the case of each Additional Balance transferred hereunder created on or after the Cut-off Date, the principal amount of the related Draw under the Loan Agreement on the later of the Closing Date and the date of the creation of such Additional Balance.
(b) In consideration of the sale of the Home Equity Loans from the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in clause (a)(1) for each Home Equity Loan; provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser. With respect to each Additional Balance transferred hereunder with respect to any Group II Loan, the Issuer as assignee of the Purchaser shall pay or cause to be paid to the Seller or its designee the portion of the Purchase Price specified above in clause (a)(2) for such Additional Balance in one of the following ways, as applicable: (i) for any Collection Period prior to the Collection Period during which the Revolving Period ends, so long as an Amortization Event has not occurred, (a) a cash payment pursuant to Section 3.03(b) of the Servicing Agreement and Section 2.2(a)(2) hereof in an amount equal to the related Draw, if then available from Principal Collections during the related Collection Period on the Home Equity Loans, and (b) to the extent aggregate Draws exceed Principal Collections for such Collection Period, an increase in the aggregate principal amount of the Variable Funding Notes or an issuance of new Variable Funding Notes, as of the Payment Date corresponding to the Collection Period in which such Additional Balances were created, equal to the amount by which Additional Balances exceeded Principal Collections for such Collection Period, and (ii) for the Collection Period during which the Revolving Period ends, and any Collection Period thereafter, so long as an Amortization Event has not occurred, an increase in the aggregate principal amount of Variable Funding Notes or an issuance of new Variable Funding Notes as of each Payment Date in an aggregate amount equal to the total of the related Draws for the corresponding Collection Period.

Section 2.3....Reserved.

Section 2.4....Variable Funding Notes on or after the Closing Date.

               Subject to Section 4.02 of the Indenture, if at any time, the Seller holds Variable Funding Notes that have reached the Maximum Variable Funding Balance, as applicable, and to the extent that the same are exchanged for Capped Funding Notes in accordance with Section 4.01(d) of the Indenture, the Purchaser agrees that, upon written request made by the Seller at any time, the Purchaser shall use its best reasonable efforts to cause such Capped Funding Notes held by the Seller to be registered for resale by the Seller pursuant to an effective registration statement filed by the Purchaser in accordance with, and meeting all requirements of, the Securities Act. The Purchaser shall use its best reasonable efforts to cause such registration statement to become effective with respect to such Capped Funding Notes as soon as practicable within a mutually agreed reasonable time period after the Seller's request. It is contemplated that such registration statement will be the shelf registration statement pursuant to which the Term Notes issued on the Closing Date are to be offered, or one substantially similar thereto. In connection with such registration statement and offering, the Seller shall reimburse the Purchaser for costs related thereto including registration fees, printing fees, rating fees, legal fees, accountant's fees, blue sky registration fees and expenses (if any), related expenses of the Credit Enhancer and other out-of-pocket costs, if any. In connection with such registration statement and related prospectus, the Seller shall provide the Purchaser with an updated Group I Loan Schedule or Group II Loan Schedule and all other information reasonably necessary to assure that the statements in the prospectus with respect to the Home Equity Loans and the Seller (including in its capacity as servicer of the Home Equity Loans) are complete and correct in all material respects as of the date of sale of such Capped Funding Notes by the Seller. In addition, the Seller shall provide, or arrange to be provided, to the Purchaser such additional agreements, opinions and certifications as may be reasonably requested by the Credit Enhancer. The registration statement shall not include any information with respect to the Credit Enhancer, except for information approved by the Credit Enhancer for use therein.



Section 2.5....Draws After an Amortization Event.

               In the event that an Amortization Event occurs, any Draws made on the Group II Loans thereafter shall not be deemed to be "Additional Balances" hereunder, and the ownership of the related balances shall be retained by the Seller. Following an Amortization Event, on any Payment Date, with respect to the related Collection Period, all Interest Collections and Principal Collections in respect of each individual Group II Loan shall be allocated on a pro rata basis as between the Issuer and the Seller, based on the relative proportions of the Loan Balance and the Excluded Amount, respectively, as of the end of the calendar month immediately prior to such Collection Period. Any losses incurred with respect to any individual Group II Loan following an Amortization Event shall be allocated on a pro rata basis between the Issuer and the Seller, based on the Loan Balance and the Excluded Amount thereof as of the date of liquidation of such Group II Loan. Notwithstanding any other provision hereof or of the Servicing Agreement, the payments and collections allocable to the Excluded Amount need not be deposited in the Custodial Account and shall not be deposited in the Certificate Distribution Account or the Payment Account, and shall be distributed by the Master Servicer to the Seller not less frequently than monthly in accordance with reasonable instructions provided by the Seller.

ARTICLE III....

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.1....Seller  Representations and Warranties. The Seller represents and warrants to the Purchaser and to the Credit Enhancer, as of the Closing Date (or if otherwise specified below, as of the date so specified):

(a) As to the Seller:

(i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Seller;

(ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii) The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, license, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

(iv) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Cut-off Date Loan Balances with respect to the Home Equity Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Loan Balances with respect to the Home Equity Loans and such funds as are from time to time deposited in the Custodial Account (excluding any investment earnings thereon) as assets of the Trust and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Purchaser by the Seller, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust" relating to the Additional Balances;

(viii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand or any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(ix) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

(b) As to the Group I Loans (unless otherwise specified, all percentages in this Section 3.1(b) are by Cut-off Date Principal Balance):

(i) As of the Cut-off Date, no Group I Loan is 30 days or more Delinquent in payment of principal and interest;

(ii) The information set forth in the Group I Loan Schedule with respect to each Group I Loan or the Group I Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) There is no right of rescission, valid offset, defense, claim or counterclaim of any obligor under any Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act, as amended;

(iv) There is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

(v) There is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vi) There are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage;

(vii) For each Group I Loan, the related Mortgage File contains or will contain each of the documents and instruments specified to be included therein;

(viii) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws and the Constitution of the State of Texas;

(ix) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Group I Loan and each such policy is valid and remains in full force and effect, unless the Mortgaged Property is located in the State of Iowa and an attorney's certificate has been provided in accordance with the Program Guide, and a title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan as to which no title insurance policy or binder was issued;

(x) With respect to each Group I Loan, the ratio, expressed as a percentage,  of
(A) the sum of (i) the Cut-off Date  Principal  Balance of such Group I Loan and
(ii) any outstanding principal balance, as of the Cut-off Date, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to (B) the Appraised Value, or, to the extent permitted by the Program Guide, the Stated Value of such Mortgaged Property, was not in excess of 100% (except due to rounding);

(xi) To the best of the Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

(xii) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

(xiii) The Loan Rate on each Group I Loan will be fixed. No Group I Loan is subject to negative amortization;

(xiv) No more than 24.3% and 16.5% of the Group I Loans are secured by Mortgaged Properties located in California and Texas, respectively;

(xv) Immediately prior to the assignment of the Group I Loans to the Indenture Trustee, the Seller had good title to, and was the sole owner of, each Group I Loan free and clear of any pledge, lien, encumbrance or security interest (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation) and such assignment validly transfers ownership of the Group I Loans to the Indenture Trustee free and clear of any pledge, lien, encumbrance or security interest (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation);

(xvi) Approximately 73.7% of the Group I Loans are balloon loans;

(xvii) No Group I Loan will have a remaining term to stated maturity as of the Cut-off Date of less than 60 months. The weighted average remaining term to stated maturity of the Group I Loans as of the Cut-off Date will be approximately 195 months. The weighted average original term to maturity of the Group I Loans as of the Cut-off Date will be approximately 197 months.
Approximately 0.2% of the Group I Loans are fully-amortizing and will have original terms to maturity of approximately ten years, with a weighted average remaining term to stated maturity of such Group I Loans of approximately 119 months. Approximately 9.8% of the Group I Loans are fully-amortizing and will have original terms to maturity of approximately fifteen years, with a weighted average remaining term to stated maturity of such Group I Loans of approximately 178 months. Approximately 3.5% of the Group I Loans are fully-amortizing and will have original terms to maturity of approximately twenty years, with a weighted average remaining term to stated maturity of such Group I Loans of approximately 238 months. Approximately 1.9% of the Group I Loans are fully-amortizing and will have original terms to maturity of approximately twenty-five years, with a weighted average remaining term to stated maturity of such Group I Loans of approximately 342 months. Approximately 73.7% of the Group I Loans are balloon loans will have original terms to maturity of approximately fifteen years based on 30-year amortization schedules, with a weighted average remaining term to stated maturity of 178 months;

(xviii) [Reserved];

(xix) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Group I Loan;

(xx) For each Group I Loan, hazard insurance and flood insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement, or the Master Servicer will obtain blanket coverage in respect thereof as contemplated in the Servicing Agreement;

(xxi) Each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;

(xxii) No instrument of release or waiver has been executed in connection with the Group I Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Group I Loan;

(xxiii) With respect to each Group I Loan that is a second lien, either (i) no consent for the Group I Loan was required by the holder of the related prior lien or (ii) such consent has been obtained and is contained in the Mortgage File;

(xxiv) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xxv) Each Group I Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1), (2),
(4), (5) and (6),  without  reliance on the  provisions  of Treasury  Regulation
Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Group I Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2),
(4), (5) and (6);

(xxvi) 84.9% of the Group I Loans are actuarial mortgage loans, on which 30 days of interest is owed each month irrespective of the day on which the payment is received;

(xxvii) As of the Cut-off Date, the Loan Rates of the Group I Loans range between 5.990% per annum and 15.000% per annum, with a weighted average Loan Rate of approximately 9.2065% per annum;


(xxviii).......99.66%  of the Group I Loans are secured by second  liens and the remainder are secured by first liens;

(xxix) [Reserved];

(xxx) (A) Each Mortgaged Property with respect to the Group I Loans consists of a single parcel of real property with a single family residence erected thereon, a two-to-four family residence erected thereon, or improved by an individual condominium unit, planned unit development, townhouse or manufactured home; (B) with respect to the Group I Loans, (i) approximately 40.24% of the Group I Loans are secured by real property improved by individual condominium units, planned unit developments (attached and detached), townhouses/rowhouses or manufactured homes, (ii) approximately 55.89% of the Group I Loans are secured by real property with a single family residence erected thereon and (iii) approximately 3.87% of the Group I Loans are secured by real property with a two-to-four family residence;

(xxxi) 23 of the Mortgage Notes of the Group I Loans are missing from the Mortgage File;

(xxxii) None of the Group I Loans are secured by a leasehold interest;

(xxxiii).......None  of the  proceeds  of the Group I Loans were used to finance the purchase of single premium credit insurance policies and none of the Group I Loans contain prepayment penalties that extend beyond five years after the date of origination;

(xxxiv) None of the Group I Loans are loans that, under applicable state or local law in effect at the time of origination of such loan, are referred to as
(1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

(xxxv) The Seller has not transferred the Group I Loans to the Purchaser with any intent to hinder, delay or defraud creditors;

(xxxvi) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Group I Loans and has been servicing the Group I Loans prior to the Cut-off Date in accordance with the terms of the Subservicing Agreement;

(xxxvii) All of the Group I Loans have been underwritten in substantial compliance with the criteria set forth in the Program Guide;

(xxxviii) The proceeds of each Group I Loan have been fully disbursed and there is no requirement for future advances thereunder;

(xxxix) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Group I Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xl) With respect to Group I Loans originated more than 12 months prior to the Cut-off Date (A) none of the obligors under such Group I Loans were the subject of a bankruptcy proceeding and (B) no such Group I Loan has been 30 or more days delinquent more than once within 12 months of the Cut-off Date;

(xli) No Group I Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E (attached hereto as Exhibit 3)); provided that no representation and warranty is made in this clause 3.1(b)(xli) with respect to 0.31% of the Group I Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of Kansas, and with respect to 0.03% of the Group I Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of West Virginia; and

(xlii) No Group I Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(c) As to the Group II Loans (unless otherwise specified, all percentages in this Section 3.1(c) are by Cut-off Date Principal Balance):

(i) The information set forth in the Group II Loan Schedule with respect to each Group II Loan or the Group II Loans, as the case may be, is true and correct in all material respects as of the date or dates respecting which such information is furnished;

(ii) The Cut-off Date Loan Balances have not been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of such Cut-off Date Loan Balances free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Group II Loans to sell and assign the same pursuant to this Agreement;

(iii) The related Mortgage Note and the Mortgage have not been assigned or pledged, the Seller has good and marketable title thereto and the Seller is the sole owner and holder of the Group II Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges of security interests of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Group II Loans to sell and assign the same pursuant to this Agreement;

(iv) There is no right of rescission, valid offset, defense, claim or counterclaim of any obligor under any Loan Agreement or Mortgage except as may be provided under the Servicemembers Civil Relief Act, as amended;

(v) There is no delinquent tax or assessment lien against any related Mortgaged Property;

(vi) There is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

(vii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);

(viii) As of the Cut-off Date, no Group II Loan was 30 days or more Delinquent in payment of principal and interest;

(ix) For each Group II Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

(x) The related Loan Agreement and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable anti-predatory lending laws and the Constitution of the State of Texas;

(xi) A policy of title insurance in the form and amount required by the Program Guide was effective as of the closing of each Group II Loan and each such policy is valid and remains in full force and effect, unless the Mortgaged Property is located in the State of Iowa and an attorney's certificate has been provided in accordance with the Program Guide, except that with respect to each Group II Loan with a Cut-off Date Loan Balance of less than $100,000 as to which no title insurance policy or binder or attorney's certificate was issued there are no intervening liens affecting the Mortgaged Property;

(xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;

(xiii) No more than 47.5% and 8.5% of the Group II Loans are secured by Mortgaged Properties located in California and Florida, respectively;

(xiv) As of the Cut-off Date the Combined Loan-to-Value Ratio for each Group II Loan was not in excess of 100%;

(xv) Immediately prior to the assignment of the Group II Loans to the Indenture Trustee, the Seller had good title to, and was the sole owner of, each Group II Loan free and clear of any pledge, lien, encumbrance or security interest (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation) and such assignment validly transfers ownership of the Group II Loans to the Indenture Trustee free and clear of any pledge, lien, encumbrance or security interest (other than a first lien on such Mortgaged Property and the rights to servicing and related compensation);

(xvi) The Seller has not transferred the Group II Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

(xvii) The minimum monthly payment with respect to any Group II Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Loan Balance during the interest period relating to the date on which such minimum monthly payment is due;

(xviii) The Seller will submit for filing or cause to be submitted for filing UCC-1 financing statements in accordance with the terms of this Agreement;

(xix) Each Loan Agreement and each Mortgage constitutes a legal, valid and binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights;

(xx) To the best of Seller's knowledge, the physical property subject to each Mortgage is free of material damage and is in good repair;

(xxi) The Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the related Subservicer;

(xxii) Each of the Mortgage Notes has a substantially similar definition of Prime as the Index applicable to the Loan Rate; (xxiii) None of the Group II Loans are reverse mortgage loans;

(xxiv) (A) No Group II Loan has an original term to maturity in excess of 360 months. On each date that the Loan Rates have been adjusted prior to the Cut-off Date interest rate adjustments on the Group II Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of any Group II Loan, the Loan Rate may not exceed the related maximum Loan Rate, if any. (B) The Group II Loans have maximum Loan Rates which range between 14.00% and 25.00%. The Gross Margins for the Group II Loans range between 0.000% and 6.000%, and the weighted average Gross Margin for the Group II Loans is approximately 2.62% as of the Cut-off Date. As of the Cut-off Date, the Loan Rates on the Group II Loans range between 5.250% and 13.000% and the weighted average Loan Rate is approximately 7.6874%. The weighted average remaining term to stated maturity of the Group II Loans on a contractual basis as of the Cut-off Date is approximately 246 months;

(xxv) (A) Each Mortgaged Property with respect to the Group II Loans consists of a single parcel of real property with a single family residence erected thereon, a two-to-four family residence erected thereon, or improved by an individual condominium unit, planned unit development, townhouse or manufactured home. (B) With respect to the Group II Loans (i) approximately 38.88% of the Group II Loans are secured by real property improved by individual condominium units, planned unit developments (attached and detached), townhouses/rowhouses or manufactured homes, (ii) approximately 59.31% of the Group II Loans are secured by real property with a single family residence erected thereon and (iii) approximately 1.81% of the Group II Loans are secured by real property with a two-to-four family residence;

(xxvi) As of the Cut-off Date, the Credit Limits on the Group II Loans range between approximately $10,000 and $266,500 with an average of $61,291. As of the Cut-off Date, no Group II Loan had a principal balance in excess of $266,500 and the weighted average Credit Limit Utilization Rate, based on the Credit Limits of the Group II Loans is equal to approximately 91.68%;

(xxvii) 99.58% of the Group II Loans are secured by second liens and the remainder are secured by first liens;

(xxviii) Each Subservicer meets all applicable requirements under the Servicing Agreement, is properly qualified to service the Group II Loans and has been servicing the Group II Loans prior to the Cut-off Date in accordance with the terms of the respective Subservicing Agreement;

(xxix) For each Group II Loan, hazard insurance and flood insurance has been obtained which meets all applicable requirements of Section 3.04 of the Servicing Agreement or the Master Servicer will obtain blanket coverage in respect thereof as contemplated in the Servicing Agreement;

(xxx) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Group II Loan;

(xxxi) No instrument of release or waiver has been executed in connection with the Group II Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Group II Loan;

(xxxii) With respect to each Group II Loan that is a second lien, either (i) no consent for the Group II Loan was required by the holder of the related prior lien or (ii) such consent has been obtained and is contained in the Mortgage File;

(xxxiii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Group II Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxxiv) Four of the Loan Agreements of the Group II Loans are missing from the Mortgage File;

(xxxv) With respect to each Group II Loan, the ratio, expressed as a percentage, of (A) the sum of (i) the Cut-off Date Principal Balance of such Group II Loan and (ii) any outstanding principal balance, as of the Cut-off Date, of all other mortgage loans, if any, secured by senior or subordinate liens on the related Mortgaged Property, to (B) the Appraised Value, or, to the extent permitted by the Program Guide, the Stated Value of such Mortgaged Property, was not in excess of 100% (except due to rounding);

(xxxvi) Approximately 43.3% of the Group II Loans are balloon loans;

(xxxvii) None of the proceeds of the Group II Loans were used to finance the purchase of single premium credit insurance policies and none of the Group II Loans contain prepayment penalties that extend beyond five years after the date of origination;

(xxxviii) None of the Group II Loans are secured by a leasehold interest;

(xxxix) None of the Group II Loans are loans that, under applicable state or local law in effect at the time of origination of such loan, are referred to as
(1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

(xl) With respect to Group II Loans originated more than 12 months prior to the Cut-off Date (A) none of the obligors under such Group II Loans were the subject of a bankruptcy proceeding and (B) no such Group II Loan has been 30 or more days delinquent more than once within 12 months of the Cut-off Date;

(xli) All of the Group II Loans have been underwritten in substantial compliance with the criteria set forth in the Program Guide;

(xlii) No Group II Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary which is now Version 5.6 Revised, Appendix E (attached hereto as Exhibit 3)); provided that no representation and warranty is made in this clause 3.1(c)(xlii) with respect to 0.35% of the Group II Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of Kansas; and

(xliii) No Group II Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

                    (d) Upon discovery by Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (a) above which materially and adversely affects the interests of the Securityholders or the Credit Enhancer, as applicable, in any Home Equity Loan, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Home Equity Loan or a Related Document, either (A) repurchase such Home Equity Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Home Equity Loan, in each case in the manner and subject to the conditions and limitations set forth below; provided that the Seller shall have the option to substitute an Eligible Substitute Loan or Loans for a Group I Loan only if such substitution occurs within two years following the Closing Date.

               Upon discovery by the Seller or upon notice from the Purchaser, the Credit Enhancer, the Issuer, the Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty in clause (b) or (c) above with respect to any Home Equity Loan, or upon the occurrence of a Repurchase Event, which materially and adversely affects the interests of any Securityholders or the Credit Enhancer, as applicable, or of the Purchaser in such Home Equity Loan (notice of which shall be given to the Purchaser by the Seller, if it discovers the same), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, the Seller shall, within 90 days of its discovery or its receipt of notice of such breach, or, if such breach would cause a Group I Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, within 90 days after the breach was discovered, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Home Equity Loan or a Related Document, either (A) repurchase such Home Equity Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Home Equity Loan, in each case in the manner and subject to the conditions and limitations set forth below; provided that the Seller shall have the option to substitute an Eligible Substitute Loan or Loans for a Group I Loan only if such substitution occurs within two years following the Closing Date. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Home Equity Loan pursuant to this
Section 3.1 was the representation and warranty set forth in clauses (b)(viii) or (c)(x) of this Section 3.1, then the Seller shall pay to the Trust, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust, and that directly resulted from such breach, or if incurred and paid by the Trust thereafter, concurrently with such payment. The Repurchase Price plus any amount described in the preceding sentence for any such Home Equity Loan repurchased by the Seller shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

               In the event that the Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1(d), the Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note (or, in the case of a Home Equity Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit, together with a copy of such Note) and all other documents and agreements as are required by Section 2.1(c), with the Mortgage Note endorsed as required by
Section 2.1(c). No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Minimum Monthly Payment for such month in respect of the Deleted Loan has been received by the Trust. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the monthly payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Master Servicer shall amend or cause to be amended the Home Equity Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Master Servicer shall deliver the amended Group I Loan Schedule or Group II Loan Schedule, as the case may be, to the Owner Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (xiv), (xvi), (xvii), (xxvi), (xxvii), (xxviii), (xxx)(B) and
(xxxi) thereof), if such Deleted Loan is a Group I Loan, or Section 3.1(c) (other than clauses (xiii), (xxiv)(B), (xxv)(B), (xxvi), (xxvii), (xxxiv) and (xxxvi) thereof), if such Deleted Loan is a Group II Loan, as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the monthly payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. The Seller shall give notice in writing to the Indenture Trustee and the Credit Enhancer of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Issuer, including without limitation in the case of a Group I Loan, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Term Note is outstanding.

               Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall release to the Seller the related Mortgage File for the Home Equity Loan being repurchased or substituted for and the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, representation or warranty as shall be necessary to vest in the Seller or its designee such Home Equity Loan released pursuant hereto and thereafter such Home Equity Loan shall not be an asset of the Issuer.

               It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for, any Home Equity Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

               It  is  understood  and  agreed  that  the   representations  and
warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer, or the Custodian.

ARTICLE IV

                               SELLER'S COVENANTS

Section 4.1 Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Home
Equity Loan, or any interest therein, except with respect to any Excluded Amount; the Seller will notify the Issuer, as assignee of the Purchaser, of the existence of any Lien (other than as provided above) on any Home Equity Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, as assignee of the Purchaser, in, to and under the Home Equity Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.

ARTICLE V

                                    SERVICING

Section 5.1 Servicing. The Seller will service the Home Equity Loans pursuant to the terms and conditions of the Servicing Agreement and will service the Home Equity Loans directly or through one or more sub-servicers in accordance therewith.

ARTICLE VI

       INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE HOME EQUITY LOANS

Section 6.1 Limitation on Liability of the Seller. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, the Seller shall not be under any liability to the Trust, the Owner Trustee, the Indenture Trustee or the Securityholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

ARTICLE VII

                                   TERMINATION

Section 7.1 Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust pursuant to the terms of the Trust Agreement.

ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld).

Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

               (i) if to the Seller:

                             Residential Funding Corporation
                             8400 Normandale Lake Boulevard
                             Suite 250
                             Minneapolis, Minnesota  55437
                             Attention:     Home Equity Loan Trust 2005-HSA1

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

               (ii) if to the Purchaser:

                Residential Funding Mortgage Securities II, Inc.
                             8400 Normandale Lake Boulevard
                             Suite 250
                             Minneapolis, Minnesota 55437
                             Attention:     Home Equity Loan Trust 2005-HSA1

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 8.6 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.7 Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 8.8 Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Home Equity Loans, rather than a loan by the Purchaser to the Seller secured by the Home Equity Loans. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Home Equity Loans. The Purchaser will have the right to review the Home Equity Loans and the Related Documents to determine the characteristics of the Home Equity Loans which will affect the Federal income tax consequences of owning the Home Equity Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 8.9 Successors and Assigns; Assignment of This Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, Purchaser and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Credit Enhancer and the Purchaser, which consent shall be at the Credit Enhancer's and the Purchaser's sole discretion, except that the Purchaser and the Credit Enhancer acknowledge and agree that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Home Equity Loans for the purpose of contributing them to the Issuer. Pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Purchaser, the Certificates and pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Purchaser, the Notes secured by the Home Equity Loans. As an inducement to the Purchaser to purchase the Home Equity Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Home Equity Loans transferred to the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer's pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.10 Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Home Equity Loans hereunder.

Section 8.11   Credit Enhancer as Third-Party Beneficiary.
               ------------------------------------------

        The Credit Enhancer is an express third-party beneficiary under this Agreement.

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Home Equity Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                        RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., as Purchaser


                        By:    /s/ Heather Anderson
                           ----------------------------------------
                           Name:  Heather Anderson
Title:    Vice President



                          RESIDENTIAL FUNDING CORPORATION,
                              as Seller


                          By:    /s/ Benita Bjorgo
                             ----------------------------------------
                             Name: Benita Bjorgo
Title:     Associate

                                    EXHIBIT 1

                              GROUP I LOAN SCHEDULE

                           TO BE PROVIDED UPON REQUEST

                                    EXHIBIT 2

                             Group II Loan Schedule

                           TO BE PROVIDED UPON REQUEST

                                    EXHIBIT 3
                                                           REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.



STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann. ss.ss. 23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                             ss.ss. 757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann. ss.ss. 5-3.5-101 et seq.

                             Effective for covered loans offered
                             or entered into on or after
                             January 1, 2003.  Other  provisions of
                             the Act took effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat. ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Code ss.ss.   Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann. ss.ss.  High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann. ss.ss. 7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C. ss. 1639, 12
                             C.F.R. ss.ss. 226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815, ss.ss. 137/5 et seq.

                             Effective  January  1, 2004
                             (prior  to this  date,
                             regulations under Residential
                             Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss. 16a-1-101 et seq.                 Consumer Loan (id. ss.
                                                                      16a-3-207)
                                and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id. ss. 16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat. ss.ss. 360.100
                                et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A, ss.ss. 8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R. ss.ss.   High Cost Home Loan
                             32.00 et seq. and 209 C.M.R. ss.ss.
                             40.01 et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                             ss.ss. 598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss.
                             46:10B-22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat. ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                             ss.ss. 1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann. ss.ss. 31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------


STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
   State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann. ss.ss. 7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat. ss.ss. 58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat. ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann. ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
